EXHIBIT 10.2
Execution Copy
Registration Rights Agreement
          This Registration Rights Agreement (the “Agreement”) is made and entered into as of September 1, 2006, by and among American Oil & Gas, Inc., a Nevada corporation (the “Company”), and the investors listed on the signature pages to this Agreement (the “Stockholders”).
          In order to induce the Stockholders to purchase shares of common stock of the Company, par value $0.001 per share, from Sunstone Oil and Gas, LLC, an Oklahoma company (“Sunstone”), which shares are to be issued to Sunstone pursuant to that certain Purchase and Sale Agreement dated September 1, 2006 between the Company and Sunstone (the “Purchase Agreement”), the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.
          The Company agrees with the Stockholders (i) for their benefit and (ii) for the benefit of the beneficial owners from time to time of the Registrable Securities (as defined herein) (each of the foregoing a “Holder” and, together, the “Holders”), as follows:
     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     (a) “Affiliate” means, with respect to any specified person, an “affiliate,” as defined in Rule 144, of such person.
     (b) “Business Day” means each day on which the American Stock Exchange is open for trading.
     (c) “Claim” has the meaning set forth in Section 8(m) hereof.
     (d) “Common Stock” means the 2,050,000 shares of common stock, par value $0.001 per share, of the Company issued pursuant to the Purchase Agreement, and any additional shares of common stock, par value $0.001 per share, of the Company issued pursuant to this Agreement.
     (e) “Effectiveness Deadline Date” has the meaning set forth in Section 2(a) hereof.
     (f) “Effectiveness Period” means a period that terminates when there are no Registrable Securities outstanding or, with respect to a Holder, the date on which such

Holder may sell Registrable Securities held by it pursuant to Rule 144(k) under the Securities Act
     (g) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
     (h) “Form S-3” means Form S-3 under the Securities Act.
     (i) “Holder” has the meaning set forth in the preamble hereto.
     (j) “Holder Information” has the meaning set forth in Section 5(b) hereof.
     (k) “Indemnified Party” has the meaning set forth in Section 5(c) hereof.
     (l) “Indemnifying Party” has the meaning set forth in Section 5(c) hereof.
     (m) “Initial Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.
     (n) “Material Event” has the meaning set forth in Section 3(i) hereof.
     (o) “Proceeding” has the meaning set forth in Section 5(c) hereof.
     (p) “Prospectus” means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments and any prospectus filed with respect to any Shelf Registration Statement pursuant to Rule 424 under the Securities Act, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     (q) “Purchase Agreement” has the meaning set forth in the preamble hereof.
     (r) “Registrable Securities” means the Common Stock, and any securities issued with respect thereto by reason of or in connection with any stock dividend, stock split or similar event, until, in the case of any such security, the earliest of:
     (i) the date on which such security has been effectively registered under the Securities Act and sold pursuant to a Registration Statement relating thereto; or
     (ii) the date on which such security has been publicly sold pursuant to Rule 144 or any successor provision thereto.
     (s) “Registration Expenses” has the meaning set forth in Section 4 hereof.

     (t) “Registration Statement” means any registration statement, under the Securities Act, of the Company that covers any of the Registrable Securities pursuant to this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement, Prospectus, amendment or supplement.
     (u) “Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     (v) “SEC” means the Securities and Exchange Commission.
     (w) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.
     (x) “Shelf Registration Statement” means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.
     (y) “Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(b) hereof.
     2. Shelf Registration.
     (a) The Company shall prepare and file, or cause to be prepared and filed, with the SEC as soon as practicable a Registration Statement (the “Initial Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act registering the resale from time to time by the Holders thereof of any and all of the Registrable Securities. The Initial Shelf Registration Statement shall be filed as a post-effective amendment to the Company’s Registration Statement on Form S-3 (Registration No. 333-120987) or, with the agreement of the Holders, on a new Form S-3 or another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by such Holders. The Company shall use its commercially reasonable efforts to (i) cause the Initial Shelf Registration Statement to become effective under the Securities Act as promptly as practicable but in any event by the date (the “Effectiveness Deadline Date”) that is one hundred twenty (120) days after the date hereof and (ii) keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement becomes effective under the Securities Act, the Company shall have named each Holder as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

     (b) If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to promptly cause such Shelf Registration Statement to become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and in any event, subject to Section 3(i)(B), shall within fifteen (15) days of such cessation of effectiveness, (i) amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or (ii) file an additional Registration Statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (A) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as practicable after such filing, but in no event later than the date that is thirty (30) days after the date such Subsequent Shelf Registration Statement is required by this Section 2(b) to be filed with the SEC and (B) keep such Subsequent Shelf Registration Statement (or another Subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be on Form S-3 or, with the Agreement of the Holders, another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.
     (c) The Company shall supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by any Holder.
     (d) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if: the Initial Shelf Registration Statement has not become effective under the Securities act on or prior to the Effectiveness Deadline Date. In such event, the Company shall, on or before the seventh (7th) day after the Effectiveness Deadline Date, pay to each Holder, by wire transfer of immediately available funds to an account designated by such Holder, an amount equal to ten cents ($0.10) in respect of each Registrable Security then held by such Holder.
     3. Registration Procedures. In connection with the registration obligations of the Company under this Agreement, the Company shall:
     (a) Prepare and file with the SEC a Shelf Registration Statement or Shelf Registration Statements on Form S-3 or, with the agreement of the Holders, any other appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause each such Shelf Registration Statement to become effective under the Securities Act and remain effective under the Securities Act as provided herein; provided, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, the Company shall furnish to the Holders and counsel for the Holders copies of all such documents proposed to be filed and reflect in each such document when so filed with the SEC such comments as the Holders or such counsel reasonably shall propose within three (3) Business Days of the delivery of such copies to the Holders and such counsel.
     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement or Subsequent Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement and, as so supplemented, to be filed with the SEC pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by each Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.
     (c) As promptly as practicable, give notice to the Holders and counsel for the Holders:
     (i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act,
     (ii) of any request, following the effectiveness of a Shelf Registration Statement under the Securities Act, by the SEC or any other governmental authority for amendments or supplements to such Shelf Registration Statement or the related Prospectus or for additional information,
     (iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose,
     (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose,
     (v) after the effective date of any Shelf Registration Statement filed with the SEC pursuant to this Agreement, of the occurrence of (but not the nature of or details concerning) a Material Event, and
     (vi) of the determination by the Company that a post-effective amendment to a Shelf Registration Statement or a Subsequent Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Suspension Notice, in which event the provisions of Section 3(i) shall apply.
     (d) Use its best efforts to (i) prevent the issuance of, and, if issued, to obtain the withdrawal of, any order suspending the effectiveness of a Shelf Registration Statement and (ii) obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to each Holder, and counsel for the Holders, of the withdrawal or lifting of any such order or suspension.
     (e) If requested by the Holders, as promptly as practicable incorporate in a Prospectus supplement or a post-effective amendment to a Shelf Registration Statement such information as the Holder or counsel for the Holders shall determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided, however, that the Company shall not be required to take any actions under this Section 3(e) that, in the written opinion of counsel for the Company, are not in compliance with applicable law.
     (f) As promptly as practicable, furnish to each Holder and counsel for the Holders, without charge, at least one (1) conformed copy of each Shelf Registration Statement and each amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Holder or such counsel).
     (g) During the Effectiveness Period, deliver to each Holder and, counsel for the Holders, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Holder may reasonably request; and the Company hereby consents (except during such periods that a Suspension Notice is outstanding and has not been revoked) to the use of such Prospectus and each amendment or supplement thereto by each Holder, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.
     (h) Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its best efforts to register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing; use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified.
     (i) Upon: (A) the occurrence or existence of any pending corporate development (a “Material Event”) that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Shelf Registration Statement and the related Prospectus; (B) the issuance by the SEC of a stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of proceedings with respect to any Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act; or (C) the occurrence of any event or the existence of any fact as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,
     (i) in the case of clause (A) or (C) above, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to such Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, use its best efforts to cause it to become effective under the Securities Act as promptly as practicable, and
     (ii) give notice to the Holders and counsel for the Holders that the availability of the Shelf Registration Statement is suspended (a “Suspension Notice”).

The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable and, in any event, so that the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended pursuant to this Section 3(i) does not exceed thirty (30) days in the aggregate in any three (3) month period or sixty (60) days in the aggregate in any twelve (12) month period.
     (j) Make available for inspection during normal business hours by representatives for the Holders and any underwriters participating in any disposition pursuant to any Shelf Registration Statement and any broker-dealers, attorneys and accountants retained by such Holders or any such underwriters, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make available for inspection during normal business hours all relevant information reasonably requested by such representatives for the Holders, or any such underwriters, broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, however, that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement) or necessary to defend or prosecute a claim brought against or by any such persons (e.g., to establish a “due diligence” defense), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company; provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Holders and the other parties entitled thereto by counsel for the Holders in connection with Shelf Registration Statements.
     (k) Comply with all applicable rules and regulations of the SEC; and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), which statements shall cover a period of twelve (12) months commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of each Shelf Registration Statement (within the meaning of Rule 158(c) under the Securities Act), and which statements shall be so made generally available to the Company’s securityholders no later than seventy-five (75) days after the end of each fiscal year of the Company.

     (l) Cooperate with each Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be registered in such names as such Holder may request in writing.
     (m) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.
     (n) Use its best efforts (including without limitation, seeking to cure in the Company’s listing application any deficiencies listed by the exchange) to qualify for and list and include all Registrable Securities on the American Stock Exchange.
     (o) Take all actions and enter into such customary agreements as are necessary, or reasonably requested by the Holders, in order to expedite or facilitate disposition of such Registrable Securities.
     4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 2 and Section 3 of this Agreement whether or not any of the Shelf Registration Statements are filed or declared effective under the Securities Act. Such fees and expenses (“Registration Expenses”) shall include, without limitation, (i) all registration and filing fees and expenses (including, without limitation, fees and expenses with respect to compliance with federal securities laws and state securities or Blue Sky laws, (ii) all printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) all duplication and mailing expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) all fees and disbursements of counsel for the Company, (v) all fees and disbursements of the registrar and transfer agent for the Common Stock, and (vi) Securities Act liability insurance obtained by the Company. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange or quotation system on which similar securities of the Company are then listed and the fees and expenses of any person, including, without limitation, special experts, retained by the Company. The Company shall not be responsible to pay any brokerage fees and commissions incurred by the Holders in connection with their sale of Registrable Securities.
     5. Indemnification, Contribution.
     (a) The Company agrees to indemnify, defend and hold harmless (i) each Holder, (ii) each person (a “Controlling Person”), if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (iii) the respective officers, directors, partners, members, employees, representatives and agents of each Holder or any Controlling Person (each, an “Indemnified Party”), from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus or any free writing prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any Prospectus or any free writing prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which such statements were made, not misleading, and the Company shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof; provided, however, that the Company shall not be required to provide any indemnification pursuant to this Section 5(a) in any such case insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of a Holder to the Company expressly for use in, any Shelf Registration Statement or any Prospectus; provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.
     (b) Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless (i) the Company, (ii) its directors, officers, employees and (iii) any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Company Indemnified Party”) from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Company Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information (the “Holder Information”) furnished in writing by or on behalf of such Holder to the Company expressly for use in, any Shelf Registration Statement or Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such Holder Information required to be stated in any Shelf Registration Statement or Prospectus or necessary to make such Holder Information, in light of the circumstances under which such statements were made, not misleading; and, subject to the limitation set forth in the immediately preceding clause, each Holder shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale, pursuant to the Shelf Registration Statement, of the Registrable Securities giving rise to such indemnification obligation.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to either Section 5(a) or Section 5(b), such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within thirty (30) days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have fully reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least thirty (30) days’ prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Party.
     (d) If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party under Section 5(a) or Section 5(b), or insufficient to hold such Indemnified Party harmless, in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions (i) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.
     (e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 5(d) above. Notwithstanding the provisions of this Section 5, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities giving rise to such contribution obligation and sold by such Holder were offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (f) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, or the Company’s officers or directors or any person controlling the Company and (iii) the sale of any Registrable Security by any Holder.
     6. Information Requirements.
     (a) The Company covenants that, if at any time before the end of the Effectiveness Period it is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, Rule 144A, Regulation S and Regulation D under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether the Company has complied with the reporting requirements of the Exchange Act, unless such a statement has been included in the Company’s most recent report filed with the SEC pursuant to Section 13 or Section 15(d) of Exchange Act.
     (b) The Company shall use commercially reasonable efforts to file the reports required to be filed by it under the Exchange Act and to comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.
     7. Obligations of the Holders
     (a) Within ten (10) Business Days of the Company’s request to a Holder therefore, such Holder, if it wishes to include its Registrable Securities in a Registration Statement, shall furnish in writing to the Company answers to the questions on the Investor Questionnaire in the form attached hereto as Exhibit “A” and such Holder will notify the Company promptly of any change in any of such information not less than five (5) Business Days prior to any attempted or actual distribution of Registrable Securities under a Registration Statement.
     (b) Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
     (c) Each Holder agrees that, upon receipt of any Suspension Notice from the Company in accordance with Section 3(i) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) the Holder’s receipt of the copies of the supplemented or amended prospectus filed with the SEC (and notice from the Company that any related post-effective amendment is declared effective, which notice shall be promptly provided by the Company) or (ii) or such Holder is advised in writing by the Company that the Prospectus may be used.
     8. Miscellaneous.
     (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under this Agreement. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
     (b) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to the Company’s securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements. The Company will not take any action with respect to the Registrable Securities which would adversely affect the ability of any of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement.
     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders holding a majority of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders holding a majority of the Registrable Securities being sold pursuant to such Shelf Registration Statement.
     (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (A) when made, if made by hand delivery, (B) upon confirmation, if made by telecopier, (C) one (1) Business Day after being deposited with such courier, if made by overnight courier or (D) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

     (i) if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;
     (ii) if to the Company, to:
American Oil & Gas, Inc.
1050 Seventeenth Street, Suite 2400
Denver, CO 80265
Attention: Pat O’Brien, Chief Executive Officer
Facsimile No.: (303) 595-0709
     (iii) if to a Holder, to the Holder at the most recent address for such Holder given by the transfer agent and registrar of the common stock, par value $0.001 per share, of the Company:
or to such other address as such person may have furnished to the other persons identified in this Section 8(d) in writing in accordance herewith.
     (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Stockholders, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.
     (f) Successors and Assigns. Any person who purchases any Registrable Security from any Holder shall be deemed, for purposes of this Agreement, to be an assignee of such Holder. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Registrable Security.
     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.
     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
     (j) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
     (k) Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.
     (l) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 2(d) incurred prior to the end of the Effective Period and any limitations or obligations under Section 4 or Section 5 hereof, all of which liabilities and obligations shall remain in effect in accordance with the terms of this Agreement.
     (m) Submission to Jurisdiction. Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Holder. THE COMPANY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT. The Company agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

          In Witness Whereof, the parties have executed this Agreement as of the date first written above.

Very truly yours, American Oil & Gas, Inc.
By:	/s/ Andrew P. Calerich
	Name:	Andrew P. Calerich
	Title:	President

Investors:
Accepted and agreed to as of the date
first above written, on behalf of itself
and the Holders (as defined herein):
Edison Sources Ltd.
By: State Street Research and Management Company

By:	/s/ Dan Rice

Name: Dan Rice
Title: Managing Director
Raytheon Master Pension Trust
By: State Street Research and Management Company

By:	/s/ Dan Rice

Name: Dan Rice
Title: Managing Director
Raytheon Combined DB/DC Master Trust
By: State Street Research and Management Company

By:	/s/ Dan Rice

Name: Dan Rice
Title: Managing Director
SSR Energy and Natural Resources Hedge Fund LLC
By: State Street Research and Management Company

By:	/s/ Dan Rice

Name: Dan Rice
Title: Managing Director

Exhibit “A”
Investor Questionnaire
AMERICAN OIL & GAS, INC.
Questionnaire for Selling Stockholders

Name (please print):

     Please complete, sign and return this Questionnaire before September 14, 2006. If you have questions about this Questionnaire or are unsure about what information is requested by a particular question, please call Andy Calerich at (303) 991-0173. When this Questionnaire is completed, please retain one copy for your personal files and return one signed copy to:
Andy Calerich
American Oil & Gas, Inc.
1050 Seventeenth Street, Suite 2400
Denver, CO 80265
Fax (303) 595-0709
Phone: (303) 991-0173

With a copy to:

Robert M. Bearman
Patton Boggs LLP
1660 Lincoln Street, Suite 1900
Denver, Colorado 80264
Fax (303) 894-9239
Phone (303) 894-6169
     The information you supply in response to this Questionnaire will be used by American Oil & Gas, Inc. (the “Corporation”) to assure the accuracy of certain data to be included in a Registration Statement (the “Registration Statement) which is to be filed with the U.S. Securities and Exchange Commission (the “SEC”) and which registers the sale by you of certain securities issued by the Corporation. Please exercise great care in completing this Questionnaire. Under certain circumstances, selling securityholders are subject to personal liability if the Registration Statement misrepresents a material fact or omits a material fact. The information requested is for your protection and that of the Corporation, and will be used to assure that related information in the Registration Statement is correct.
     Your signature at the end of this Questionnaire will constitute your consent to use the information contained in your answers in the Registration Statement.
GLOSSARY
An “Affiliate” of the Corporation is any person, corporation, partnership, association or other business or professional entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Corporation.

A “Beneficial Owner” of a security is any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (a) voting power (which includes the power to vote or to direct the voting of such security), or (b) investment power (which includes the power to dispose or to direct the disposition of such security). A person is deemed to be the beneficial owner of the security if he has the right to acquire beneficial ownership of such security at any time within 60 days, including but not limited to any right to acquire (x) through the exercise of any option, warrant or right, (y) through the conversion of a security, or (z) pursuant to the power to revoke a trust, discretionary account or similar arrangement.
The above definition is very broad and may include, for example, securities held in the name of any relative living in a person’s home. The final determination of beneficial ownership of the securities is, of course, a question to be determined in light of the facts of each particular case. Thus, while a person may include security holdings of members of his family or others, he may, nonetheless, disclaim beneficial ownership of such securities. If a person does so disclaim, he should give his details as to the number of such securities and the basis upon which he disclaims beneficial ownership of such securities.
If you receive or are entitled to receive the benefits from shares that are not owned of record, i.e., shares held for your benefit in the name of anyone else (your spouse or any member of your family, an estate or trust, a partnership in which you are a member, a brokerage firm, etc.), such shares are beneficially owned by you.
Shares held of record by another should also be listed as beneficially owned by you if you have the power to invest or reinvest title to such shares in yourself at once or at some future time. The number of shares as to which you have such power, the authority pursuant to which and the manner in which your power may be exercised, and your relationship with the person who at present holds such shares should be clearly indicated.
It is the position of the SEC that shares held by persons with whom you have certain specified relationships shall be deemed to be beneficially owned by you. As a result, securities held by your wife, or by a minor child, or by any other relative of you or your wife living in your household, in which you believe you have no beneficial interest should be included in part Question 2, and you should indicate in Question 2 that you disclaim beneficial ownership.
“Immediate Family” includes your spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.
Information is “material” if there is a substantial likelihood that a reasonable stockholder would consider the information important in deciding how to vote. In addition, there are certain specific requirements as to information concerning material transactions that are reported pursuant to this Questionnaire, and certain exceptions for transactions that might otherwise be deemed material. It is suggested that guidance of counsel be sought in the event of any questions in this area.
“Restricted Shares” means the shares of common stock or other securities of the Corporation that are Registrable Securities as defined in the Registration Rights Agreement dated as of September      , 2006 among the Corporation and the Investors listed on the signature pages thereto.
*****

1.	Ownership of the Corporation’s Securities

Please provide the following information:

(i)	Full legal name of Selling Stockholder:

(ii)	Full legal name of registered holder (if different from Selling Stockholder):

(iii)	Address for notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

(a) Please list the number of shares of common stock of the Corporation you were the “beneficial owner” of as of the current date. If such stock is not owned of record by you (e.g. in the name of a family member, in “street” name, and partnership name, etc.), please indicate the name of the record owner and the number of shares held by such record owner. Please use the last row of the table to report any securities which you have the right to acquire within sixty days from options, warrants, rights, conversion privilege or similar obligations. Please see the definition of “beneficial ownership” in the glossary.

Type of Ownership	Number of Shares

Common stock registered in your name

Common stock registered in “immediate family’s” name (see Glossary)

Common stock held as trustee of a trust

Common stock held by a brokerage firm or other nominee (street name)

Common stock held in other forms (explain)

(b) Please identify below the number of shares of common stock of the Corporation you listed in response to (a) above that are Restricted Securities as of the current date. If any such Registrable Securities are not owned of record by you (e.g. in the name of a family member, in “street” name, and partnership name, etc.), please indicate the name of the record owner and the number of shares of Registrable Securities held by such record owner.

Type of Ownership	Number of Restricted Securities

Restricted Securities registered in your name

Restricted Securities registered in “immediate family’s” name (see Glossary)

Restricted Securities held as trustee of a trust

Restricted Securities held by a brokerage firm or other nominee (street name)

Restricted Securities held in other forms (explain)

(c) Do you wish to disclaim beneficial ownership of any of the securities reported in response to 1(a) or 1(b) above? ___yes ___no.
     If the answer is “Yes,” please briefly state your reason(s) for disclaiming beneficial ownership and furnish the following information with respect to the person or persons who should be shown as the “beneficial owner” (see Appendix) of the securities in question.

Number or Amount and
Name of Actual	Relationship of	Class of Securities
Beneficial Owner	Beneficial Owner to You	Beneficially Owned

(d) Do you own any other securities of the Corporation not described in item 1 above, e.g., debentures, bonds, notes? If so please describe.

(e) If you share with any other “person” voting power or investment power over any of the securities listed above in response to Question 1 above, please describe the arrangement, indicating the person and the amount of securities involved.

The undersigned agrees to promptly notify the Corporation of any inaccuracies or changes in the information provided in this Questionnaire that may occur subsequent to the date hereof.
The undersigned hereby acknowledges that he or she understands the purposes for which the foregoing information was obtained, and represents and warrants that the information supplied in this Questionnaire is true and complete.

Printed Name of Entity:

By:

(Signature)

Printed Name:

Title:

Date: